                                                                 Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2003-A

      Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: JULY 26, 2004
                                          ---------------

(i)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:               $8,046,617.68
                                                                                                         ---------------
                ( $0.00007520906     per $1,000 original principal amount of Class I-A-1 Notes)
                  -------------------

(ii)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                       $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class I-A-2 Notes)
                  -------------------

(iii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                         $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class I-B Notes)
                  -------------------

(iv)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:             $16,369,612.51
                                                                                                         ---------------
                ( $0.00008464122     per $1,000 original principal amount of Class II-A-1 Notes)
                  -------------------

(v)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                      $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-A-2 Notes)
                  -------------------

(vi)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-3 Notes:                      $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-A-3 Notes)
                  -------------------

(vii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-B Notes:                        $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-B Notes)
                  -------------------

(viii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                  $193,301.11
                                                                                                         ---------------
                ( $0.00000180672     per $1,000 original principal amount of Class I-A-1 Notes)
                  -------------------

(ix)      Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                $1,056,077.24
                                                                                                         ---------------
                ( $0.00000361472     per $1,000 original principal amount of Class I-A-2 Notes)
                  -------------------

(x)       Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                     $59,938.67
                                                                                                         ---------------
                ( $0.00000485333     per $1,000 original principal amount of Class I-B Notes)
                  -------------------

(xi)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                 $547,224.82
                                                                                                         ---------------
                ( $0.00000282950     per $1,000 original principal amount of Class II-A-1 Notes)
                  -------------------

(xii)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                 $561,166.67
                                                                                                         ---------------
                ( $0.00000374111     per $1,000 original principal amount of Class II-A-2 Notes)
                  -------------------

(xiii)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-3 Notes:               $1,063,708.10
                                                                                                         ---------------
                ( $0.00000414556     per $1,000 original principal amount of Class II-A-3 Notes)
                  -------------------

(xiv)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-IO Notes:                 $81,075.31
                                                                                                         ---------------
                ( $0.00000031597     per $1,000 original principal amount of Class II-A-IO Notes)
                  -------------------

(xv)      Amount of INTEREST being paid or distributed in respect of the CLASS II-B Notes:                   $135,706.28
                                                                                                         ---------------
                ( $0.00000429722     per $1,000 original principal amount of Class II-B Notes)
                  -------------------



                                   Page 1 of 4
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

(xvi) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

               (1)Distributed to Class I-A-1 Noteholders:                                                          $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class I-A-1 Notes)
                  -------------------
               (2)Distributed to Class I-A-2 Noteholders:                                                          $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class I-A-2 Notes)
                  -------------------
               (3)Distributed to Class I-B Noteholders:                                                            $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class I-B Notes)
                  -------------------
               (4)Distributed to Class II-A-1 Noteholders:                                                         $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-A-1 Notes)
                  -------------------
               (5)Distributed to Class II-A-2 Noteholders:                                                         $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-A-2 Notes)
                  -------------------
               (6)Distributed to Class II-A-3 Noteholders:                                                         $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-A-3 Notes)
                  -------------------
               (7)Distributed to Class II-B Noteholders:                                                           $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-B Notes)
                  -------------------
               (8)Balance on Class I-A-1 Notes:                                                                    $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class I-A-1 Notes)
                  -------------------
               (9)Balance on Class I-A-2 Notes:                                                                    $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class I-A-2 Notes)
                  -------------------
              (10)Balance on Class I-B Notes:                                                                      $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class I-B Notes)
                  -------------------
              (11)Balance on Class II-A-1 Notes:                                                                   $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-A-1 Notes)
                  -------------------
              (12)Balance on Class II-A-2 Notes:                                                                   $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-A-2 Notes)
                  -------------------
              (13)Balance on Class II-A-3 Notes:                                                                   $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-A-3 Notes)
                  -------------------
              (14)Balance on Class II-B Notes:                                                                     $0.00
                                                                                                         ---------------
                ( $0.00000000000     per $1,000 original principal amount of Class II-B Notes)
                  -------------------


(xvii)    (X)     Payments made under the Group I Basis Rick Cap Agreement on such date:
                (          $0.00     with respect to the Class I-A-1 Notes,
                  -------------------
                           $0.00     with respect to Class I-A-2 Notes, and
                  -------------------
                           $0.00     with respect to Class I-B Notes), and
                  -------------------
          (Y)     payments made under the Group II Basis Risk Cap Agreement on such date:
                (          $0.00     with respect to Class II-A-1 Notes and
                  -------------------
                           $0.00     with respect to the Class II-A-2 Notes); and
                  -------------------
                           $0.00     with respect to the Class II-A-3 Notes); and
                  -------------------
                           $0.00     with respect to Class II-B Notes), and
                  -------------------
                  the total outstanding amount owed to the Cap Provider:
                           $0.00     with respect to the Group I Basis Risk Cap Agreement and
                  -------------------
                           $0.00     with respect to the Group II Basis RiskCap Agreement.
                  -------------------

(xviii)   (X)     GROUP I POOL BALANCE at the end of the related Collection Period:                      $342,655,019.19 and
                                                                                                         ---------------
          (Y)     GROUP II POOL BALANCE at the end of the related Collection Period:                     $582,037,642.63
                                                                                                         ---------------

(xix)     After giving effect to distributions on this Distribution Date:
          (a)                 (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                           $55,152,365.39
                                                                                                              --------------
                              (2)Pool Factor for the Class I-A-1 Notes:                             0.515490800
                                                                                                    -----------
          (b)                 (1)outstanding principal amount of CLASS I-A-2 Notes:                           $292,160,000.00
                                                                                                              ---------------
                              (2)Pool Factor for the Class I-A-2 Notes:                             1.000000000
                                                                                                    -----------
          (c)                 (1)outstanding principal amount of CLASS I-B Notes:                             $12,350,000.00
                                                                                                              --------------
                              (2)Pool Factor for the Class I-B Notes:                               1.000000000
                                                                                                    -----------
          (d)                 (1)outstanding principal amount of CLASS II-A-1 Notes:                          $147,633,830.18
                                                                                                              ---------------
                              (2)Pool Factor for the Class II-A-1 Notes:                            0.763360000
                                                                                                    -----------
          (e)                 (1)outstanding principal amount of CLASS II-A-2 Notes:                          $150,000,000.00
                                                                                                              ---------------
                              (2)Pool Factor for the Class II-A-2 Notes:                            1.000000000
                                                                                                    -----------
          (f)                 (1)outstanding principal amount of CLASS II-A-3 Notes:                          $256,590,000.00
                                                                                                              ---------------
                              (2)Pool Factor for the Class II-A-3 Notes:                            1.000000000
                                                                                                    -----------
          (g)                 (1)outstanding notional principal amount of CLASS II-A-IO Notes:                $256,590,000.00
                                                                                                              ---------------
          (h)                 (1)outstanding notional principal amount of CLASS II-B Notes:                   $31,580,000.00
                                                                                                              ---------------
                              (2)Pool Factor for the Class II-B Notes:                              1.000000000
                                                                                                    -----------


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                                Page 6 of 8 pages

(xx) NOTE INTEREST RATE for the Notes:

          (a)     In general:
                     (1) Three-Month LIBOR
                         for the period from the previous Distribution
                         Date to this Distribution Date was                                                           1.17000%
                                                                                                                      -------

                     (2) the Student Loan Rate was              for Group I:     4.35502%       and Group II:   6.24740%
                                                                                --------                       --------
          (b)     Note Interest Rate for the CLASS I-A-1 Notes:                  1.21000%  based on       Three-Month LIBOR
                                                                                --------                  -----------------
          (c)     Note Interest Rate for the CLASS I-A-2 Notes:                  1.43000%  based on       Three Month LIBOR
                                                                                --------                  -----------------
          (d)     Note Interest Rate for the CLASS I-B Notes:                    1.92000%  based on       Three-Month LIBOR
                                                                                --------                  -----------------
          (e)     Note Interest Rate for the CLASS II-A-1 Notes:                 1.32000%  based on       Three-Month LIBOR
                                                                                --------                  -----------------
          (f)     Note Interest Rate for the CLASS II-A-2 Notes:                 1.48000%  based on       Three Month LIBOR
                                                                                --------                  -----------------
          (g)     Note Interest Rate for the CLASS II-A-3 Notes:                 1.64000%  based on       Three Month LIBOR
                                                                                --------                  -----------------
          (h)     Note Interest Rate for the CLASS II-B Notes:                   1.70000%  based on       Three Month LIBOR
                                                                                --------                  -----------------
          (i)     Note Interest Rate for the CLASS II-A-IO Notes:                0.12500%  per annum       I/O Rate
                                                                                --------                  -----------------


(xxi)     Amount of MASTER SERVICING FEE for related Collection Period:
                     $430,148.09   with respect to the GROUP I Student Loans and
                  -----------------
                     $734,321.98   with respect to the GROUP II Student Loans
                  -----------------
                ( $0.00000402045   per $1,000 original principal amount of Class I-A-1 Notes,
                  -----------------
                  $0.00000147230   per $1,000 original principal balance of Class I-A-2 Notes
                  -----------------
                  $0.00003482980   per $1,000 original principal balance of Class I-B Notes,
                  -----------------
                  $0.00000379691   per $1,000 original principal balance of Class II-A-1 Notes and
                  -----------------
                  $0.00000489548   per $1,000 original principal balance of Class II-A-2 Notes);
                  -----------------
                  $0.00000286185   per $1,000 original principal balance of Class II-A-3 Notes and
                  -----------------
                  $0.00002325275   per $1,000 original principal balance of Class II-B Notes);
                  -----------------



(xxii)    Amount of ADMINISTRATION FEE for related Collection Period:
                       $1,137.38   with respect to the GROUP I Notes and
                  -----------------
                       $1,862.62   with respect to the GROUP II Notes
                  -----------------
                ( $0.00000001063   per $1,000 original principal amount of Class I-A-1 Notes,
                  -----------------
                  $0.00000000389   per $1,000 original principal balance of Class I-A-2 Notes
                  -----------------
                  $0.00000009210   per $1,000 original principal balance of Class I-B Notes,
                  -----------------
                  $0.00000000963   per $1,000 original principal balance of Class II-A-1 Notes and
                  -----------------
                  $0.00000001242   per $1,000 original principal balance of Class II-A-2 Notes);
                  -----------------
                  $0.00000000726   per $1,000 original principal balance of Class II-A-3 Notes and
                  -----------------
                  $0.00000005898   per $1,000 original principal balance of Class II-B Notes);

                  -----------------




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

(xxiii)   (a)     Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                           $0.00    with respect to the GROUP I Student Loans and
                  ------------------
                           $0.00    with respect to the GROUP II Student Loans
                  ------------------
          (b)     Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                                 with respect to the GROUP I Student Loans

                                                                                      # of
                                                                                      Loans               $ Amount
                  30-60 Days Delinquent                                                595               $5,274,846
                  61-90 Days Delinquent                                                276               $1,834,553
                  91-120 Days Delinquent                                               209               $1,336,659
                  More than 120 Days Delinquent                                        705               $4,792,566
                  Claims Filed Awaiting Payment                                        211                 $713,165

                                 and with respect to the GROUP II Student Loans.
                                                                                     # of
                                                                                     Loans               $ Amount
                  30-60 Days Delinquent                                              1,203              $12,213,892
                  61-90 Days Delinquent                                                732               $7,069,271
                  91-120 Days Delinquent                                               460               $4,984,165
                  More than 120 Days Delinquent                                        121               $1,290,553
                  Claims Filed Awaiting Payment                                        114               $1,424,580


(xxiv)    Amount in the GROUP I PRE-FUNDING Account:                                                          $14,975,656.26
                                                                                                              --------------
(xxv)     Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
          to the Group II Other Student Loan Pre-Funding Sub-Account:                                                  $0.00
                                                                                                              --------------
(xxvi)    Amount in the GROUP II PRE-FUNDING Account:                                                            $826,008.59
                                                                                                              --------------
(xxvii)   Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
          to the Group I Other Student Loan Pre-Funding Sub-Account:                                                   $0.00
                                                                                                              --------------
(xxviii)  Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
          payment of principal in respect of the Notes:                                                                $0.00
                                                                                                              --------------
(xxix)    Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
          payment of principal in respect of the Notes:                                                                $0.00
                                                                                                              --------------
(xxx)     Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                 $107,994.83
                                                                                                              --------------
(xxxi)    Amount received from the Securities Insurer with respect to Group II Insured Notes Guaranty
          Insurance Policy                                                                                             $0.00
                                                                                                              --------------
(xxxii)   Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to
          the Group II Insured Notes Guaranty Insurance Policy                                                         $0.00
                                                                                                              --------------
(xxxiii)  With respect to the GROUP I INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:               $81,905.52 ;
                                                                                                              --------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                  $0.00 ;
                                                                                                              --------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                                $0.00 ;
                                                                                                              --------------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                $0.00 ;
                                                                                                              --------------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                           $0.00
                  ---------------------------------

(xxxiv)   the Class I-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00 ;
                                                                                                              --------------
          the Class I-A-2 Basis Rick Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00 ;
                                                                                                              --------------
          Class I-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:                         $0.00 ;
                                                                                                              --------------
          Class II-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date                       $0.00 ; and
                                                                                                              --------------
          Class II-A-2 Basis Risk Cap Cap Payment paid to the Cap Provider on such Distribution Date:                  $0.00 .
                                                                                                              --------------

          Class II-A-3 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date                       $0.00 ; and
                                                                                                              --------------
          Class II-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:                        $0.00 .
                                                                                                              --------------




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